UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 2, 2024

Graphjet Technology

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41070	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Lot 3895, Lorong 6D, Kampung Baru Subang

Seksyen U6, 40150 Shah Alam

Selangor, Malaysia

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +60 018 272 7799

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	GTI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 2, 2024, Graphjet Technology (the “Company”) promoted Mr. Liu Yu to the role of Chief Operating Officer and Chief Scientific Officer of the Company. Mr. Liu Yu is an innovative technological leader with more than two decades of experience and a deep understanding of the Company and the opportunities ahead for the business as he has served as the Company’s Head of Research and Chief Scientific Officer since inception. In his new role, Mr. Liu Yu will oversee the Company’s production operations, business development and customer support function, and will continue serving as the Company’s Chief Scientific Officer, maintaining his leadership of all technological initiatives and innovation strategies.

Biographical information for Mr. Liu Yu is set forth below:

Liu Yu has served as the Company’s Head of Research and Chief Scientific Officer since inception. From September 2018 until February 2022, Mr. Liu Yu served on the board of directors of Zhonghe Industries Sdn. Bhd., a company that specializes in the renewal of used lubricant oil into base oil. He has been a director on the board of Zhonghe Tiancheng Beijing Technology Development Co. Ltd. since 2018. Mr. Liu Yu served as general manager of Beijing Anda Century Investment Consulting Co. Ltd., a company that involves investment and trading, from February 2011 to September 2017. From September 2005 until May 2010, Mr. Liu Yu served as deputy general manager at Chi Feng Tuo Industrial Co. Ltd, a business specializing in mining products development and surveyance of mining sites. From April 2002 to August 2005, Mr. Liu Yu was a manager at Beijing Anjiabao Co., Ltd., which specializes in real estate and property brokerage and sales. Mr. Liu Yu worked as a sales executive for Beijing Capital Gold Network Real Estate Company, a real estate and property development business, from June 2000 to March 2002. Mr. Liu Yu graduated from Beijing Science Technology and Management College in 1999.

Item 7.01 Regulation FD Disclosure.

On December 5, 2024, the Company issued a press release announcing the appointment of Mr. Liu Yu as Chief Operating Officer and Chief Scientific Officer. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference.

The information presented in Item 7.01 of this Current Report on Form 8-K and the accompanying press release shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or specifically incorporates it by reference into a filing under the Securities Act or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99.1	Press Release dated December 5, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish a copy any of the omitted exhibits or schedules upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAPHJET TECHNOLOGY

Date: December 5, 2024	By:	/s/ Aiden Lee Ping Wei
	Name:	Aiden Lee Ping Wei
	Title:	Chief Executive Officer

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